[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                               [Graphic Omitted]


                              MFS(R) CHARTER
                              INCOME TRUST

                              SEMIANNUAL REPORT o MAY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 31


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

-------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89- 12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization- weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
      James T. Swanson

Dear Shareholders,
For the six months ended May 31, 2000, the trust provided a total return of 5.48% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 2.08%. During the same period, the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, returned -4.61%. In addition, the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations, and the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, returned 2.46% and -2.09%, respectively.

Two factors were particularly helpful to the trust during the period. First, the trust benefited from maintaining a relatively long duration in its U.S. government security holdings. Duration is a measure of interest-rate sensitivity; the longer the duration, the more sensitive the trust is to changes in interest rates. During the period, the U.S. Treasury instituted a program of using the federal budget surplus to buy back 30-year bonds. Reduced supply and increased demand helped push bond prices higher and yields lower. Improvements in productivity also seemed to help reassure investors that inflation should not be a major problem going forward, another factor that moved yields on most government bonds lower despite the fact that the Federal Reserve Board (the Fed) continued to raise short-term interest rates in an attempt to control growth and inflation.

In addition, the emerging-market debt holdings chosen by our research staff -- about 5% of the portfolio at the end of May -- performed very well. Virtually all of these investments were U.S. dollar denominated and involved a combination of Asian and Latin American countries such as South Korea, Argentina, and Brazil. This sector produced better total returns for the trust than any other segment of the fixed-income market.

In the U.S. government portion of the trust, Treasury securities predominated, although we maintained a significant weighting in mortgage-backed securities. We favored Treasuries over mortgages because we felt that declining interest rates for Treasury securities would lead to better price appreciation. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) That strategy worked. Part of our Treasury allocation included Treasury inflation-protected securities (TIPS). The principal values of these bonds are indexed to the Consumer Price Index
(CPI). For example, a TIP may initially be worth $1,000 and provide an interest payment of 4%. After one year, if the CPI rises 3%, the TIP is then worth $1,030, and the interest payment changes to 4% of $1,030. We felt that these securities would provide better long-term performance if inflation picked up and, as it turned out, TIPS performed very well during the period.

The trust's mortgage-backed holdings were focused on those issued by the Government National Mortgage Association, the Federal Home Loan Corporation, and by the Federal National Mortgage Association (Fannie Mae). While Fannie Mae securities were hurt somewhat by questions in the U.S. Congress over the agency's implied government backing, they rebounded toward the end of the period.

High-yield bonds encountered difficulties during the period, but our strong research team selected bonds that did not decline as much as those of the overall market. We largely avoided cyclical companies -- those whose prospects rise and fall with the economy -- and instead targeted well-known names in the telecommunications industry. These bonds held up much better than the rest of that sector when it struggled late in the first quarter and early in the second quarter. We also focused some of the trust's high-yield investments in the media and cable television industries, each of which performed better than the high-yield market as a whole.

On the international front, in March and April our research led us to believe that international developed-country markets would not perform as well as U.S. markets. As a result, we lowered the trust's international weighting and increased investments in U.S. government bonds, mainly Treasuries. At one point, about 40% of the trust's assets were invested in "AAA"-rated U.S. bonds, and the international stake dropped to about 25%. Since that point, we've shifted the portfolio closer to its neutral weighting of about one-third in U.S. government securities and one-third in international bonds.

Beyond emerging markets, we concentrated our international investments in European countries that are expected to join European monetary union (EMU) but have not yet done so. We chose countries such as the United Kingdom, Denmark, Greece, and Sweden, all of which we believe have put their economic houses in order, in terms of fiscal prudence and debt control. The trust was not invested in Japan because we found yields there to be too low. Overall, we found that international bonds in developed countries performed poorly due to the perception that growth is strong and will cause interest rates to rise.

Looking ahead, we believe yields on long-term Treasury bonds will continue to decline. With no major signs of inflation on the horizon, we think the Fed is nearing the end of its program of interest-rate hikes. When that program ends, we believe interest rates should trend downward, so we plan to maintain a relatively long duration in that portion of the portfolio. In the high-income area, we intend to avoid cyclical companies because it appears to us that the U.S. economy is slowing. Instead, we'll rely on our research staff to find higher-quality companies with solid balance sheets. Finally, our international developed-country strategy will be to keep duration relatively short because we believe overseas interest rates will rise, particularly in EMU countries. At the same time, we think the dollar will begin to weaken against foreign currencies, a trend from which we hope to benefit. We believe the outlook for emerging markets is not as uniformly rosy as it was at the beginning of the period. As a result, it's our intention to pick and choose investments from countries whose economies are improving, such as Mexico, Brazil, Russia, South Korea, and the Philippines, and to avoid those like Argentina and Indonesia whose economies are not.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES T. SWANSON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE STRATEGIC INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED
   FINANCIAL ANALYST.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of May 31, 2000, our records indicate that there are 6,611 registered shareholders and approximately 39,000 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to maximize current income

NEW YORK STOCK EXCHANGE SYMBOL: MCR

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the six months ended May 31, 2000)

   NET ASSET VALUE PER SHARE
   November 30, 1999                                                $9.71
   May 31, 2000                                                     $9.48

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 1999                                                $8.0625
   February 2, 2000 (high)*                                         $8.4375
   January 20, 2000 (low)*                                          $7.75
   May 31, 2000                                                     $8.125

   *For the period December 1, 1999, through May 31, 2000.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2000

Bonds - 92.6%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 60.4%
  Advertising - 0.3%
    World Color Press, Inc., 7.75s, 2009                            $     2,000           $  1,840,700
------------------------------------------------------------------------------------------------------
  Aerospace - 0.9%
    Argo Tech Corp., 8.625s, 2007                                   $       400           $    272,000
    BE Aerospace, Inc., 9.875s, 2006                                      2,000              1,795,000
    BE Aerospace, Inc., 8s, 2008                                          1,165                920,350
    K & F Industries, Inc., 9.25s, 2007                                   1,200              1,098,000
    United Defense Industries, Inc., 8.75s, 2007                          1,350              1,242,000
                                                                                          ------------
                                                                                          $  5,327,350
------------------------------------------------------------------------------------------------------
  Airlines
    Airplane Pass-Through Trust, 10.875s, 2019+                     $       222           $    198,718
------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Hayes Wheels International, Inc., 9.125s, 2007                  $     2,340           $  2,094,300
    Lear Corp., 9.5s, 2006                                                2,000              1,926,420
                                                                                          ------------
                                                                                          $  4,020,720
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    Midland Cogeneration Venture Corp., 10.33s, 2002                $     2,888           $  2,943,282
    Midland Funding Corp. II, "A", 11.75s, 2005                           1,000              1,072,630
                                                                                          ------------
                                                                                          $  4,015,912
------------------------------------------------------------------------------------------------------
  Building - 1.1%
    AAF - McQuay, Inc., 8.875s, 2003                                $     1,550           $  1,364,000
    American Standard, Inc., 7.375s, 2008                                 1,050                950,250
    Building Materials Corp., 8s, 2007                                    1,000                855,000
    Nortek, Inc., 9.875s, 2004                                            2,550              2,422,500
    UDC Homes, Inc., 14.5s, 2000*                                            13                  7,368
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000                896,250
                                                                                          ------------
                                                                                          $  6,495,368
------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    Iron Mountain, Inc., 10.125s, 2006                              $       375           $    364,687
    Iron Mountain, Inc., 8.75s, 2009                                      1,800              1,615,500
    Pierce Leahy Corp., 9.125s, 2007                                      1,100              1,028,500
    Unisystem Corp., 7.875s, 2008                                         3,300              3,093,750
                                                                                          ------------
                                                                                          $  6,102,437
------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Huntsman ICI Chemicals, 10.125s, 2009                           $     1,250           $  1,218,750
    NL Industries, Inc., 11.75s, 2003                                     1,185              1,220,550
    Sterling Chemicals, Inc., 12.375s, 2006                                 250                262,500
    Sterling Chemicals, Inc., 11.25s, 2007                                  125                 98,750
                                                                                          ------------
                                                                                          $  2,800,550
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.3%
    Anacomp, Inc., 10.875s, 2004                                    $     2,225           $  1,467,500
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    News America Holdings, Inc., 10.125s, 2012                      $     3,000           $  3,160,020
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Kindercare Learning Centers, Inc., 9.5s, 2009                   $       855           $    778,050
    Polymer Group, Inc., 9s, 2007                                         1,525              1,235,250
    Samsonite Corp. New, 10.75s, 2008                                     1,750              1,452,500
                                                                                          ------------
                                                                                          $  3,465,800
------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 2.2%
    Ball Corp., 8.25s, 2008                                         $     2,975           $  2,737,000
    Buckeye Cellulose Corp., 8.5s, 2005                                   1,010                964,550
    Gaylord Container Corp., 9.75s, 2007                                  1,870              1,514,700
    Gaylord Container Corp., 9.875s, 2008                                 1,045                773,300
    Riverwood International Corp., 10.25s, 2006                           3,090              2,966,400
    Silgan Holdings, Inc., 9s, 2009                                       2,575              2,446,250
    U.S. Timberlands, 9.625s, 2007                                        2,020              1,747,300
                                                                                          ------------
                                                                                          $ 13,149,500
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.6%
    Commercial Mortgage Asset Trust, 7.839s, 2020
      (Interest only)                                               $    60,649           $  1,959,259
    Morgan Stanley Capital I, Inc., 7.776s, 2010                          2,000              1,462,579
                                                                                          ------------
                                                                                          $  3,421,838
------------------------------------------------------------------------------------------------------
  Energy - 0.7%
    AmeriGas Partners LP, 10.125s, 2007                             $       600           $    606,000
    Clark USA, Inc., 10.875s, 2005                                        1,035                548,550
    Continental Resources, Inc., 10.25s, 2008                             1,000                890,000
    P&L Coal Holdings Corp., 9.625s, 2008                                 2,500              2,225,000
                                                                                          ------------
                                                                                          $  4,269,550
------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    American Skiing Co., 12s, 2006                                  $       500           $    421,250
------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 4.1%
    FNMA, 6.765s, 2020                                              $         8           $      8,343
    FNMA, 7s, 2029                                                       18,979             18,017,726
    FNMA, 7s, 2030                                                        1,463              1,388,855
    FNMA TBA, 7s, 2029                                                    4,679              4,441,499
                                                                                          ------------
                                                                                          $ 23,856,423
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Americo Life, Inc., 9.25s, 2005                                 $       300           $    270,000
    Merrill Lynch Mortgage Investors, Inc., 8.434s, 2022+                 1,500              1,422,188
                                                                                          ------------
                                                                                          $  1,692,188
------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.2%
    Prime Hospitality Corp., 9.75s, 2007                            $     1,000           $    965,000
------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 4.8%
    GNMA, 7.5s, 2022 - 2025                                         $     7,027           $  6,930,491
    GNMA, 8s, 2026 - 2030                                                 5,216              5,228,750
    GNMA TBA, 7.5s, 2025 - 2027                                           8,258              8,111,826
    GNMA TBA, 8s, 2024 - 2029                                             7,620              7,643,248
                                                                                          ------------
                                                                                          $ 27,914,315
------------------------------------------------------------------------------------------------------
  Information, Paging and Technology - 0.4%
    Qwest Communications International, Inc., 10.875s, 2007         $       487           $    521,066
    Qwest Communications International, Inc., 0s to 2003,
      8.29s to 2008                                                       2,250              1,725,727
                                                                                          ------------
                                                                                          $  2,246,793
------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Grove Worldwide LLC/Capital, Inc., 9.25s, 2008                  $     1,250           $    487,500
    Numatics, Inc., 9.625s, 2008                                          1,500              1,140,000
                                                                                          ------------
                                                                                          $  1,627,500
------------------------------------------------------------------------------------------------------
  Media - 2.6%
    Allbritton Communications Co., 9.75s, 2007                      $     1,500           $  1,387,500
    American Radio Systems Corp., 9s, 2006                                  835                843,066
    Chancellor Media Corp., 8.75s, 2007                                   1,220              1,220,000
    Chancellor Media Corp., 8s, 2008                                      2,000              1,995,000
    Comcast Corp., 9.375s, 2005                                           3,125              3,273,687
    Jones Intercable, Inc., 8.875s, 2007                                  3,150              3,122,627
    Lenfest Communications, Inc., 10.5s, 2006                             1,900              2,099,500
    Outdoor Systems, Inc., 8.875s, 2007                                   1,525              1,494,317
                                                                                          ------------
                                                                                          $ 15,435,697
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Quorum Health Group, Inc., 8.75s, 2005                          $     1,900           $  1,767,000
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.9%
    Haynes International, Inc., 11.625s, 2004                       $     2,650           $  1,590,000
    Metal Management, Inc., 10s, 2008                                     3,000              2,010,000
    Wheeling Pittsburgh Corp., 9.25s, 2007                                1,700              1,496,000
                                                                                          ------------
                                                                                          $  5,096,000
------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Cheasapeake Energy Corp., 9.625s, 2005                          $       375           $    358,125
------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Ocean Energy, Inc., 8.875s, 2007                                $     1,050           $  1,013,250
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Allied Waste North America, Inc., 10s, 2009                     $     1,500           $  1,185,000
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Day International Group, Inc., 11.125s, 2005                    $       600           $    588,000
    Golden Books Publishing, Inc., 10.75s, 2004                              75                 37,700
    Hollinger International Publishing, 9.25s, 2007                         250                242,500
                                                                                          ------------
                                                                                          $    868,200
------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    J. Crew Operating Corp., 10.375s, 2007                          $     1,000           $    880,000
    Musicland Group, Inc., 9.875s, 2008                                   1,150                957,375
                                                                                          ------------
                                                                                          $  1,837,375
------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    IMO Industries, Inc., 11.75s, 2006                              $     2,000           $  2,020,000
    International Knife & Saw, Inc., 11.375s, 2006                          450                269,437
    Synthetic Industries, Inc., 13s, 2000                                 2,600              2,561,000
    Thermadyne Manufacturing LLC/Capital Corp., 9.875s, 2008              1,500              1,237,500
                                                                                          ------------
                                                                                          $  6,087,937
------------------------------------------------------------------------------------------------------
  Steel - 0.9%
    Alaska Steel Holdings Corp., 9.125s, 2006                       $       630           $    593,775
    Commonwealth Aluminum Corp., 10.75s, 2006                               750                740,625
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                        1,925              1,843,188
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         625                587,500
    WCI Steel, Inc., 10s, 2004                                            1,525              1,433,500
                                                                                          ------------
                                                                                          $  5,198,588
------------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**              $       260           $     56,875
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.0%
    Adelphia Communications Corp., 9.875s, 2007                     $     2,400           $  2,268,000
    Allegiance Telecommunications, Inc., 12.875s, 2008                    2,200              2,376,000
    CSC Holdings, Inc., 9.25s, 2005                                         750                735,000
    Focal Communications Corp., 0s to 2003, 12.125s to 2008               1,175                752,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,700              1,632,000
    FrontierVision Holdings LP, 0s to 2001, 11.875s to 2007                 200                169,500
    FrontierVision Operating Partnership LP, 11s, 2006                    1,200              1,191,000
    Global Crossing Holdings Ltd., 9.625s, 2008                           3,375              3,206,250
    Global Tele-Systems Ltd., 10.875s, 2008                                 700                546,000
    Granite Broadcasting Corp., 10.375s, 2005                             1,680              1,608,600
    Granite Broadcasting Corp., 8.875s, 2008                                675                575,437
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                         4,100              3,362,000
    Intermedia Communications, Inc., 8.875s, 2007                         1,000                900,000
    Intermedia Communications, Inc., 0s to 2002, 11.25s to 2007           1,575              1,165,500
    ITC Deltacom, Inc., 11s, 2007                                         1,435              1,435,000
    ITC Deltacom, Inc., 9.75s, 2008                                         750                716,250
    Level 3 Communications, Inc., 9.125s, 2008                            2,300              1,978,000
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                  350                248,500
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                1,450              1,000,500
    Nextel International, Inc., 0s to 2003, 12.125s to 2008               2,750              1,705,000
    Nextlink Communications, Inc., 10.75s, 2009                           3,000              2,880,000
    NTL Communications Corp., 0s to 2003, 12.375s to 2006                 5,275              3,376,000
    PSINET, Inc., 11s, 2009                                                 490                443,450
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                   2,550              1,606,500
    Sprint Spectrum LP, 11s, 2006                                           725                783,471
    Sprint Spectrum LP, 0s to 2001, 12.5s to 2006                         1,600              1,539,013
    Time Warner Telecommunications LLC, 9.75s, 2008                         500                465,000
    Triton PCS, Inc., 0s to 2003, 11s to 2008                             2,690              1,943,525
    United International Holdings, Inc., 0s to 2003,
      10.75s to 2008                                                      7,650              4,322,250
    WorldCom, Inc., 8.875s, 2006                                          1,881              1,949,356
                                                                                          ------------
                                                                                          $ 46,879,102
------------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 0.9%
    Crown Castle International Corp., 9s, 2011                      $       500           $    460,000
    Voicestream Wire, 10.375s, 2009##                                     3,000              3,060,000
    Western Wireless Corp., 10.5s, 2007                                   1,925              1,963,500
                                                                                          ------------
                                                                                          $  5,483,500
------------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 0.4%
    Charter Communication Holdings LLC, 8.25s, 2007                 $     3,000           $  2,520,000
------------------------------------------------------------------------------------------------------
  Transportation
    Eastern Airlines, Inc., 11.75s, 1993**                          $     5,000           $          0
    Eastern Airlines, Inc., 12.75s, 1996**                                3,000                 30,000
                                                                                          ------------
                                                                                          $     30,000
------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 9.9%
    Federal Home Loan Bank, 7.5s, 2029                              $     4,962           $  4,831,439
    Federal Home Loan Bank, 7.5s, 2030                                    4,989              4,857,257
    Federal Home Loan Mortgage Corp., 6.875s, 2005                       19,750             19,327,152
    Financing Corp., 0s, 2014                                            13,519              4,831,826
    Financing Corp., 10.35s, 2018                                        15,100             19,401,084
    Israel Aid, 5.89s, 2005                                               5,000              4,739,500
                                                                                          ------------
                                                                                          $ 57,988,258
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.1%
    U.S. Treasury Bonds, 13.375s, 2001                              $    20,000           $ 21,484,400
    U.S. Treasury Bonds, 10.75s, 2005                                     8,000              9,418,720
    U.S. Treasury Bonds, 9.875s, 2015                                     5,025              6,692,647
    U.S. Treasury Bonds, 3.625s, 2028                                     6,330              5,952,448
    U.S. Treasury Bonds, 6.125s, 2029                                     5,600              5,573,736
    U.S. Treasury Notes, 5.875s, 2004                                    18,650             18,131,343
    U.S. Treasury Notes, 4.25s, 2010                                     12,149             12,221,085
    U.S. Treasury Notes, 6.5s, 2010                                       3,500              3,551,415
                                                                                          ------------
                                                                                          $ 83,025,794
------------------------------------------------------------------------------------------------------
  Utilities - Electric
    El Paso Electric Co., 8.9s, 2006                                $       235           $    238,539
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Flag Ltd., 8.25s, 2008                                          $     1,400           $  1,204,000
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $354,732,672
------------------------------------------------------------------------------------------------------
Foreign Bonds - 32.2%
  Algeria - 0.6%
    Algeria Chase Manhattan, 6.813s, 2004                           $     1,919           $  1,563,985
    Algeria Tranche, 6.813s, 2004+                                        2,200              1,677,500
                                                                                          ------------
                                                                                          $  3,241,485
------------------------------------------------------------------------------------------------------
  Argentina - 0.5%
    Autopistas Del Sol S.A., 10.25s, 2009 (Industrial)##            $     2,500           $  2,100,000
    Republic of Argentina, 6s, 2023                                         850                566,107
                                                                                          ------------
                                                                                          $  2,666,107
------------------------------------------------------------------------------------------------------
  Brazil - 1.1%
    Banco Nacional de Desenvolvi, 12.693s, 2008 (Banks
      and Credit Cos.)+                                             $     1,350           $  1,221,750
    Federal Republic of Brazil, 14.5s, 2009                                 375                384,849
    Federal Republic of Brazil, 7.438s, 2012                                731                520,838
    Federal Republic of Brazil, 5s, 2014                                  2,777              1,943,781
    Federal Republic of Brazil, 6s, 2024                                  1,060                646,600
    Federal Republic of Brazil, 7.375s, 2024                                750                561,562
    Federal Republic of Brazil, 12.25s, 2030                              1,315              1,163,775
                                                                                          ------------
                                                                                          $  6,443,155
------------------------------------------------------------------------------------------------------
  Bulgaria - 0.2%
    National Republic of Bulgaria, 7.063s, 2024                     $     1,800           $  1,359,963
------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                  $     1,590           $  1,581,891
    Metronet Communications Corp., 0s to 2003, 9.95s to
      2008 (Telecommunications)                                           4,025              3,212,996
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                   1,200                840,000
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                                                1,000              1,015,000
                                                                                          ------------
                                                                                          $  6,649,887
------------------------------------------------------------------------------------------------------
Denmark - 1.1%
  Kingdom of Denmark, 7s, 2007                                  DKK      46,531           $  6,251,210
------------------------------------------------------------------------------------------------------
  France - 1.6%
    Republic of France, 3.5s, 2004                              EUR       3,282           $  2,884,832
    Republic of France, 4s, 2009                                          8,079              6,811,505
                                                                                          ------------
                                                                                          $  9,696,337
------------------------------------------------------------------------------------------------------
  Germany - 5.3%
    Federal Republic of Germany, 4.75s, 2008                    EUR      11,940           $ 10,795,018
    Federal Republic of Germany, 4.5s, 2009                               6,729              5,970,284
    Federal Republic of Germany, 5.375s, 2010                            15,290             14,430,191
                                                                                          ------------
                                                                                          $ 31,195,493
------------------------------------------------------------------------------------------------------
  Greece - 6.5%
    Hellenic Republic, 5.75s, 2008                              EUR       5,278           $  4,912,946
    Republic of Greece, 8.9s, 2003                              GRD   3,241,000              9,596,214
    Republic of Greece, 8.7s, 2005                                    4,976,000             15,218,243
    Republic of Greece, 6s, 2006                                      3,020,000              8,301,715
                                                                                          ------------
                                                                                          $ 38,029,118
------------------------------------------------------------------------------------------------------
  Indonesia - 0.1%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Paper
      & Forest Products)                                            $     1,155           $    635,250
------------------------------------------------------------------------------------------------------
  Italy - 2.7%
    Republic of Italy, 5.5s, 2010                               EUR      17,177           $ 16,064,246
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular, 0s to 2001, 13.5s to
      2006 (Cellular Telephones)                                    $     3,075           $  2,613,750
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  986                981,070
                                                                                          ------------
                                                                                          $  3,594,820
------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Banco Nacional de Commerce, 7.25s, 2004 (Banks and
      Credit Cos.)                                                  $     1,265           $  1,170,125
    Empresas ICA Sociedad S.A., 11.875s, 2001
      (Construction)                                                        720                680,400
    Empresas ICA Sociedad S.A., 5s, 2004 (Construction)                     500                282,500
    Nuevo Grupo Iusacell S.A., 14.25s, 2006
      (Telecommunications)##                                              1,000                990,000
    Satelites Mexicanos S.A. De CV, 10.125s, 2004
      (Telecommunications)                                                  900                581,625
    United Mexican States, 11.5s, 2026                                      113                125,854
                                                                                          ------------
                                                                                          $  3,830,504
------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    United Pan Europe Communication NV, 10.875s, 2009
      (Cable Television)                                            $     1,350           $  1,120,500
------------------------------------------------------------------------------------------------------
  New Zealand - 2.6%
    Government of New Zealand, 8s, 2006                         NZD      14,820           $  7,113,078
    Government of New Zealand, 7s, 2009                                  17,528              8,020,020
                                                                                          ------------
                                                                                          $ 15,133,098
------------------------------------------------------------------------------------------------------
  Philippines - 0.2%
    Philippines Republic, 9.875s, 2019                              $       963           $    760,770
    Philippines Republic, 10.625s, 2025                                     545                448,262
                                                                                          ------------
                                                                                          $  1,209,032
------------------------------------------------------------------------------------------------------
  Russia - 0.6%
    Russia Principal Loans, 7.938s, 2020+**                         $     8,180           $  2,208,600
    Russian Federation, 12.75s, 2028##                                    1,610              1,239,700
                                                                                          ------------
                                                                                          $  3,448,300
------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##             $       455           $    416,325
------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 9s, 2009                                 SEK      14,000           $  1,972,675
------------------------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 11.875s, 2030                               $       232           $    240,990
------------------------------------------------------------------------------------------------------
  United Kingdom - 5.9%
    Colt Telecommunications Group PLC, 8.875s, 2007
      (Telecommunications)                                      DEM       1,000           $    452,165
    Colt Telecommunications Group PLC, 0s to 2001, 12s to
      2006 (Telecommunications)                                     $     2,000              1,715,000
    Daiwa PB Ltd., 7.241s, 2049 (Banks and Credit Cos.)                     500                430,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                                 2,090              1,938,475
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecommunications)                                                1,600                528,000
    Dolphin Telecom PLC, 0s to 2004, 14s to 2009
      (Telecommunications)                                                  750                251,250
    Energis PLC, 9.75s, 2009 (Telecommunications)                         1,000                970,000
    Telewest Communications PLC, 9.625s, 2006
      (Telecommunications)                                                1,000                937,500
    U.K. Treasury, 6.5s, 2003                                   GBP       2,095              3,180,782
    U.K. Treasury, 6.75s, 2004                                           13,546             21,052,650
    U.K. Treasury, 7.25s, 2007                                            1,809              2,987,094
                                                                                          ------------
                                                                                          $ 34,442,916
------------------------------------------------------------------------------------------------------
  Venezuela - 0.2%
    Republic of Venezuela, 7s, 2007                                 $       762           $    598,092
    Republic of Venezuela, 9.25s, 2027                                      785                488,663
                                                                                          ------------
                                                                                          $  1,086,755
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $188,728,166
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $589,259,425)                                               $543,460,838
------------------------------------------------------------------------------------------------------

Stocks - 0.1%
------------------------------------------------------------------------------------------------------
                                                                         SHARES
------------------------------------------------------------------------------------------------------
U.S. Stocks
  Printing and Publishing
    Golden Books Family Entertainment, Inc.*                              3,683           $      4,143
------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.##*                                      244           $         17
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $      4,160
------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  United Kingdom - 0.1%
    Colt Telecom Group PLC, ADR (Telecommunications)*                     1,365            $   193,830
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $48,309)                                                    $   197,990
------------------------------------------------------------------------------------------------------

Preferred Stock - 1.9%
------------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125s (Media)                                  91,546           $  9,703,876
    Primedia, Inc., 8.625s (Printing & Publishing)                       15,000              1,275,000
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $7,559,500)                                       $ 10,978,876
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                               1,625           $      11,37
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                                 750                 12,750
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $29,434)                                                 $     24,125
------------------------------------------------------------------------------------------------------

Rights
------------------------------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)                      3,999,000           $          0
------------------------------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Japanese Yen/June/103                                       JPY   2,016,638           $          0
------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $54,821)                                     $          0
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.9%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 05/31/00, due 06/01/00, total to
      be received $22,878,111 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                      $    22,874           $ 22,874,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $619,825,489)                                         $577,535,829
------------------------------------------------------------------------------------------------------

Call Options Written - (0.3)%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Australian Dollars/June/0.6                                     $   (26,826)          $ (1,295,189)
    Australian Dollars/May/0.555                                         (8,808)              (246,672)
    Euro/August/0.88                                                    (15,336)               (42,896)
    Japanese Yen/June/103                                       JPY  (2,016,638)                     0
    Japanese Yen/July/103                                            (2,083,360)               (72,917)
------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $1,179,771)                                $ (1,657,674)
------------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------------------------------
    Canadian Dollars/June/1.49                                  CAD     (29,278)          $   (163,020)
    Euro/August/0.96                                                $   (18,749)              (247,904)
------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $455,908)                                   $   (410,924)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.9%                                                     $ 11,410,962
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $586,878,193
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:
          AUD = Australian Dollars          GBP = British Pounds
          CAD = Canadian Dollars            GRD = Greek Drachmas
          DEM = Deutsche Marks              JPY = Japanese Yen
          DKK = Danish Kroner               NZD = New Zealand Dollars
          EUR = Euro                        SEK = Swedish Krona

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
MAY 31, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $619,825,489)            $577,535,829
  Cash                                                                   36,578
  Foreign currency, at value (identified cost, $895,614)                900,086
  Net receivable for forward foreign currency exchange
    contracts to sell                                                 3,127,615
  Receivable for investments sold                                       179,702
  Interest receivable                                                10,262,926
  Receivable for swap agreements                                         45,805
  Other assets                                                            9,172
                                                                   ------------
      Total assets                                                 $592,097,713
                                                                   ------------
Liabilities:
  Payable to dividend disbursing agent                             $    327,277
  Payable for Fund shares reacquired                                    135,707
  Written options outstanding, at value (premiums
    received, $1,635,679)                                             2,068,598
  Net payable for forward foreign currency exchange
    contracts to purchase                                               711,105
  Net payable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                        1,518,814
  Payable to affiliates -
    Management fee                                                       12,130
    Transfer and dividend disbursing agent fee                           10,228
    Administrative fee                                                      278
  Accrued expenses and other liabilities                                435,383
                                                                   ------------
      Total liabilities                                            $  5,219,520
                                                                   ------------
Net assets                                                         $586,878,193
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $662,727,806
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (41,821,768)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (29,063,726)
  Accumulated distributions in excess of net investment
    income                                                           (4,964,119)
                                                                   ------------
      Total                                                        $586,878,193
                                                                   ============
Shares of beneficial interest outstanding (90,358,639
  shares authorized less 28,444,800 treasury shares)                61,913,839
                                                                    ==========
Net asset value per share (net assets of
  $586,878,193 / 61,913,839 shares of beneficial
  interest outstanding)                                               $9.48
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 25,292,141
    Dividends                                                            64,680
                                                                   ------------
      Total investment income                                      $ 25,356,821
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,095,538
    Trustees' compensation                                               73,972
    Transfer and dividend disbursing agent fee                           61,383
    Administrative fee                                                   39,913
    Custodian fee                                                       238,990
    Investor communication expense                                      101,902
    Printing                                                             20,146
    Auditing fees                                                        19,200
    Postage                                                              14,339
    Legal fees                                                            2,153
    Miscellaneous                                                       143,340
                                                                   ------------
      Total expenses                                               $  2,810,876
    Fees paid indirectly                                                (38,288)
                                                                   ------------
      Net expenses                                                 $  2,772,588
                                                                   ------------
        Net investment income                                      $ 22,584,233
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(11,033,670)
    Foreign currency transactions                                     3,856,180
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $ (7,177,490)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(10,219,405)
    Written options                                                    (432,919)
    Swap transactions                                                   170,832
    Translation of assets and liabilities in foreign currencies        (476,433)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(10,957,925)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(18,135,415)
                                                                   ------------
          Increase in net assets from operations                   $  4,448,818
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                 MAY 31, 2000           NOVEMBER 30, 1999
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 22,584,233                $ 48,042,291
  Net realized loss on investments and foreign currency
    transactions                                                   (7,177,490)                (23,650,306)
  Net unrealized loss on investments and foreign
    currency translation                                          (10,957,925)                (22,789,453)
                                                                 ------------                ------------
      Increase in net assets from operations                     $  4,448,818                $  1,602,532
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income                                     $(23,913,045)               $(45,333,470)
  From paid-in capital                                                   --                    (4,809,221)
                                                                 ------------                ------------
    Total distributions declared to shareholders                 $(23,913,045)               $(50,142,691)
                                                                 ------------                ------------
    Net decrease in net assets from Trust share
    transactions                                                 $(26,251,760)               $(16,747,091)
                                                                 ------------                ------------
    Total decrease in net assets                                 $(45,715,987)               $(65,287,250)
Net assets:
  At beginning of period                                          632,594,180                 697,881,430
                                                                 ------------                ------------
  At end of period (including accumulated distributions
    in excess of net investment income of $4,964,119 and
    $3,635,307 respectively)                                     $586,878,193                $632,594,180
                                                                 ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                   SIX MONTHS ENDED         ---------------------------------------------------------------
                                       MAY 31, 2000            1999          1998          1997          1996          1995
                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                                     $  9.71         $ 10.39       $ 10.69       $ 10.57       $ 10.50       $  9.60
                                            -------         -------       -------       -------       -------       -------
Income from investment
 operations# -
  Net investment income                     $  0.36         $  0.72       $  0.77       $  0.78       $  0.76       $  0.79
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                      (0.21)          (0.65)        (0.25)         0.14          0.14          0.88
                                            -------         -------       -------       -------       -------       -------
      Total from investment
        operations                          $  0.15         $  0.07       $  0.52       $  0.92       $  0.90       $  1.67
                                            -------         -------       -------       -------       -------       -------
Less distributions declared to
  shareholders -
  From net investment income                $ (0.38)        $ (0.68)      $ (0.77)      $ (0.78)      $ (0.83)      $ (0.77)
  In excess of net investment
    income                                     --              --           (0.05)        (0.02)         --            --
  From paid in capital                         --             (0.07)         --            --            --            --
                                            -------         -------       -------       -------       -------       -------
      Total distributions
        declared to shareholders            $ (0.38)        $ (0.75)      $ (0.82)      $ (0.80)      $ (0.83)      $ (0.77)
                                            -------         -------       -------       -------       -------       -------
Net asset value - end of period             $  9.48         $  9.71       $ 10.39       $ 10.69       $ 10.57       $ 10.50
                                            =======         =======       =======       =======       =======       =======
Per share market value - end of
  period                                    $8.1250         $8.0625       $9.9375       $9.6875       $ 9.625       $ 9.125
                                            -------         -------       -------       -------       -------       -------
Total return                                   5.48%++       (11.88)%       11.30%         9.25%        15.09%        13.84%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                   0.92%+          0.88%         0.87%         0.87%         0.93%         0.92%
  Net investment income                        7.40%+          7.17%         7.25%         7.41%         7.38%         7.84%
Portfolio turnover                               78%            121%          174%          180%          146%          183%
Net assets at end of period
  (000 omitted)                            $586,878        $632,594      $697,881      $724,585      $735,971      $786,256
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as nondiversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Trust until distributed in accordance with the Plan.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $19,634,345 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003, ($862,425) and November 30, 2007, ($18,771,920).

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Trust's average daily net assets and 4.57% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $23,131 for the six months ended May 31, 2000.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust incurs an administrative fee at the following annual percentages of the Trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                      $329,231,783       $329,262,885
                                                ------------       ------------
Investments (non-U.S. government securities)    $128,199,220       $167,874,825
                                                ------------       ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $622,513,125
                                                                   ------------
Gross unrealized depreciation                                      $(53,117,001)
Gross unrealized appreciation                                         8,139,705
                                                                   ------------
    Net unrealized depreciation                                    $(44,977,296)
                                                                   ============

(5) Shares of Beneficial Interest
The Trustees have authorized 90,358,639 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                            SIX MONTHS ENDED MAY 31, 2000                      YEAR ENDED NOVEMBER 30, 1999
                                       ----------------------------------                ----------------------------------
                                           SHARES                  AMOUNT                    SHARES                  AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Treasury shares acquired               (3,231,400)           $(26,251,760)               (1,993,400)           $(16,747,091)
                                       ----------            ------------                ----------            ------------
  Net (decrease)                       (3,231,400)           $(26,251,760)               (1,993,400)           $(16,747,091)
                                       ----------            ------------                ----------            ------------

In accordance with the provisions of the Trust's prospectus, 3,231,400 shares of beneficial interest were purchased by the Trust during the six months ended May 31, 2000, at an average price per share of $8.12 and a weighted average discount of 16.04% per share. The Trust repurchased 1,993,400 shares of beneficial interest during the year ended November 30, 1999, at an average price per share of $8.40 and a weighted average discount of 13.90% per share.

(6) Line of Credit
The Trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended May 31, 2000, was $2,023. The Trust had no borrowings during the period.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                 NUMBER OF
                                                 CONTRACTS              PREMIUMS
--------------------------------------------------------------------------------
Outstanding, beginning of period                        --            $    --
Options written                                          8             1,635,679
                                                        --            ----------
Outstanding, end of period                               8            $1,635,679
                                                        ==            ==========

At May 31, 2000, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                 6/16/00  AUD         29,803,575       $ 18,145,929      $ 17,006,708          $ 1,139,221
                 6/16/00  CAD         30,291,002         20,746,478        20,236,509              509,969
                 6/16/00  DKK         53,884,404          7,036,961         6,741,343              295,618
                 6/16/00  EUR         40,534,576         37,749,071        37,841,014              (91,943)
                 6/16/00  JPY      3,962,939,742         37,368,987        36,897,484              471,503
                 6/16/00  NZD         14,198,656          7,014,136         6,493,238              520,898
                 6/16/00  SEK         78,735,000          9,060,414         8,778,065              282,349
                                                       ------------      ------------          -----------
                                                       $137,121,976      $133,994,361          $ 3,127,615
                                                       ------------      ------------          -----------

Purchases        6/16/00  EUR         19,724,106       $ 17,862,137      $ 18,413,420           $  551,283
                 6/16/00  JPY      4,729,202,170         45,294,261        44,031,873           (1,262,388)
                                                       ------------      ------------          -----------
                                                       $ 63,156,398      $ 62,445,293          $  (711,105)
                                                       ------------      ------------          -----------

At May 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,487,986 with C.S. First Boston, and a net payable of $1,559,456 with Merrill Lynch and $1,447,344 with Deutsche Bank.

At May 31, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements Interest Rate Swaps
                                                                      CASH FLOWS                  UNREALIZED
                 NOTIONAL PRINCIPAL      CASH FLOWS PAID             RECEIVED BY                APPRECIATION
EXPIRATION       AMOUNT OF CONTRACT       BY THE TRUST                THE TRUST               (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
3/22/03         SEK   108,800,000      Floating -3M   STIBOR     Fixed - 4.38%                    $(360,982)
3/22/03         EUR    11,780,000      Fixed - 3.76%             Floating--6M    EURIBOR            406,787
                                                                                                  ---------
                                                                                                  $  45,805
                                                                                                  =========

At May 31, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2000, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.15% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                    DATE OF           SHARE/PAR
DESCRIPTION                                     ACQUISITION              AMOUNT             COST            VALUE
-----------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust,
  10.875s, 3/15/2019                              3/13/1996             222,232       $  222,232       $  198,718
Algeria Tranche, 6.813s, 10/3/2004                4/13/2000           2,200,000        1,635,778        1,677,500
Banco Nacional de Desenvolvi,
  12.693s, 6/16/2008                             11/13/1998           1,350,000        1,215,574        1,221,750
Merrill Lynch Mortgage Investors, Inc.,
  8.434s, 6/25/2022                               6/22/1994           1,500,000        1,039,687        1,422,188
Russia Principal Loans,
  7.938s, 12/15/2020                             12/12/1997           8,180,000        2,210,477        2,208,600
                                                                                                       ----------
                                                                                                       $6,728,756
                                                                                                       ==========

MFS(R) CHARTER INCOME TRUST

TRUSTEES                                                    PORTFOLIO MANAGER
Richard B. Bailey+(2) - Private Investor;                   James T. Swanson*
Former Chairman and Director (until 1991),
MFS Investment Management                                   TREASURER
                                                            W. Thomas London*
Marshall N. Cohan+(2) - Private Investor
                                                            ASSISTANT TREASURERS
Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac               Mark E. Bradley*
Surgery, Brigham and Women's Hospital;                      Ellen Moynihan*
Professor of Surgery, Harvard Medical School                James O. Yost*

The Hon. Sir J. David Gibbons, KBE+(1) - Chief              SECRETARY
Executive Officer, Edmund Gibbons Ltd.;                     Stephen E. Cavan*
Chairman, Colonial Insurance Company, Ltd.
                                                            ASSISTANT SECRETARY
Abby M. O'Neill+(2) - Private Investor                      James R. Bordewick, Jr.*

Walter E. Robb, III+(1) - President and                     TRANSFER AGENT, REGISTRAR, AND DIVIDEND
Treasurer, Benchmark Advisors, Inc. (corporate              DISBURSING AGENT
financial consultants); President, Benchmark                State Street Bank and Trust Company
Consulting Group, Inc. (office services)                    c/o MFS Service Center, Inc.
                                                            P.O. Box 9024
Arnold D. Scott* - Senior Executive Vice                    Boston, MA 02205-9824
President, Director, and Secretary, MFS                     1-800-637-2304
Investment Management
                                                            CUSTODIAN
Jeffrey L. Shames* - Chairman and Chief                     State Street Bank and Trust Company
Executive Officer, MFS Investment Management

J. Dale Sherratt+(1) - President, Insight
Resources, Inc. (acquisition planning
specialists)

Ward Smith+(1) - Former Chairman (until 1994),
NACCO Industries (holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) CHARTER INCOME TRUST                                         ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741






(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MCICE-3  7/00  56.7M